UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

THE CHEFS’ WAREHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT 06877
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 14, 2016, Chefs’ Warehouse Parent, LLC (“CW Parent”) and Dairyland USA Corporation (“Dairyland”), as co-borrowers, and the Chefs’ Warehouse, Inc. (the “Company”) and certain other subsidiaries of the Company, as guarantors, entered into an amendment (the “Term Loan Amendment”) to that certain credit agreement dated as of June 22, 2016 (the “Term Loan Credit Agreement”), among CW Parent and Dairyland, as co-borrowers, and the Company and certain other subsidiaries of the Company, as guarantors, and a group of lenders for which Jefferies Finance LLC (“Jefferies”) acts as administrative agent and collateral agent.

The Term Loan Amendment provides that, from and after the effective date of the Term Loan Amendment until such time as the Company’s consolidated Total Leverage Ratio (as defined in the Term Loan Credit Agreement) does not exceed 4.90:1.00:  (a) the interest rates per annum applicable to Term Loans will be increased by 1.00%, (b) the Company will be subject to further restrictions on its ability to pay dividends or voluntarily repay or refinance payment subordinated and junior lien debt prior to their stated maturity, and (c) the Company will provide the lenders under the Term Loan Credit Agreement with monthly financial reporting.  Additionally, pursuant to the Term Loan Amendment, the Company voluntarily prepaid $25,000,000 of outstanding term loans under the Term Loan Credit Agreement and terminated the $36,000,000 of unused commitments under the six-month delayed draw term loan facility.

The above summary of the Term Loan Amendment is qualified in its entirety by reference to the Term Loan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of September 14, 2016, among Chefs’ Warehouse Parent, LLC and Dairyland USA Corporation, as Borrowers, and The Chefs’ Warehouse, Inc., The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC, The Chefs’ Warehouse Of Florida, LLC, Michael’s Finer Meats, LLC, Michael’s Finer Meats Holdings, LLC, The Chefs’ Warehouse Midwest, LLC, and other Loan Parties party thereto as Guarantors, the Lenders party thereto, and Jefferies Finance LLC as Administrative Agent and Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Date:   September 15, 2016

EXHIBITS

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of September 14, 2016, among Chefs’ Warehouse Parent, LLC and Dairyland USA Corporation, as Borrowers, and The Chefs’ Warehouse, Inc., The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC, The Chefs’ Warehouse Of Florida, LLC, Michael’s Finer Meats, LLC, Michael’s Finer Meats Holdings, LLC, The Chefs’ Warehouse Midwest, LLC, and other Loan Parties party thereto as Guarantors, the Lenders party thereto, and Jefferies Finance LLC as Administrative Agent and Collateral Agent.